UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 6, 2006


                           MONTPELIER RE HOLDINGS LTD.


          (Exact Name of Registrant as Specified in Its Charter)

            Bermuda                       001-31468              98-0428969
(State or Other Jurisdiction of          (Commission          (I.R.S. Employer
 Incorporation or Organization)          File Number)        Identification No.)

                                Mintflower Place
                               8 Par-La-Ville Road
                                 Hamilton HM 08
                                     Bermuda

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (441) 296-5550

                                 Not applicable
          (Former name or former address, if changed since last report)

                            ------------------------

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 6, 2006, Montpelier Re Holdings Ltd. (the "Company") issued a press release announcing that it has raised $100 million through a private sale of trust preferred securities. The press release is attached as Exhibit 99.1.


Item 8.01. Other Events.

The Company announced today that it has raised $100 million through a private sale of trust preferred securities. The trust preferred securities were issued by a newly formed statutory trust, Montpelier Capital Trust III, which is wholly-owned by the Company.

The securities have a fixed rate of interest equal to 8.55% per annum through March 30, 2011, and thereafter a floating interest rate of 3-month LIBOR plus 380 basis points, reset quarterly. The securities mature on March 30, 2036, and may be called at par by the Company at any time after March 30, 2011.

The trust preferred securities will not be and have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.


Item 9.01. Financial Statements and Exhibits.

       (d)    Exhibits.

              The following exhibit is furnished as part of this report:

              Exhibit No.   Description
              99.1          Press Release of the Company, dated January 6, 2006.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Montpelier Re Holdings Ltd.
                                            -----------------------------------
                                                     (Registrant)

     January 6, 2006                        By: /s/ Jonathan B. Kim
-------------------------------             ------------------------------------
          Date                              Name: Jonathan B. Kim
                                            Title: General Counsel and Secretary



Index to Exhibits

Exhibit No.             Description
-----------             -----------

99.1                    Press Release of the Registrant, dated January 6, 2006.